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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2003

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)
15660 North Dallas Parkway Suite 500 Dallas, Texas 75248 (Address, including zip code, of principal executive offices)

Registrant's telephone number,including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Lone Star Technologies, Inc. ("Lone Star") hereby provides the written consent (the "Consent") of LaPorte, Sehrt, Romig & Hand, A Professional Accounting Corporation ("LaPorte"), to the incorporation by reference in Registration Statement Nos. 33-64805, 333-38458, 333-46310 and 333-46312 on Form S-8 (the "Registration Statements") of the following reports which appear in Lone Star's Form 8-K/A dated January 28, 2003:

  •
  LaPorte's audit report dated January 10, 2003, relating to the combined balance sheets of Wheeling Machine Products, Inc. and Wheeling Machine Products of Texas, Inc. (collectively, "Wheeling") as of September 30, 2002 and December 30, 2001 and the related statements of income and retained earnings and cash flows for the period ended September 30, 2002; and

  •
  LaPorte's audit report dated March 12, 2002, except for Note G, for which the date is November 21, 2002, relating to the combined balance sheets of Wheeling as of December 30, 2001 and December 31, 2000 and the related statements of income and retained earnings (operating deficit) and cash flows for the fifty-two week periods ended December 30, 2001, December 31, 2000, and January 2, 2000.

        Lone Star also hereby provides a letter (the "Awareness Letter") from LaPorte regarding its review of the unaudited interim combined statements of income, retained earnings and cash flows of Wheeling for the period ended October 7, 2001, as indicated in LaPorte's report dated January 10, 2003, which report appears in Lone Star's Form 8-K/A dated January 28, 2003. The Awareness Letter indicates LaPorte's awareness that its report regarding unaudited interim information is being incorporated by reference in the Registration Statements. While LaPorte's report regarding the unaudited interim information reflects that LaPorte applied limited procedures in accordance with professional standards for a review of such information, the report also states that LaPorte did not audit and does not express an opinion on that interim financial information. Accordingly, the degree of reliance on LaPorte's report on such information should be restricted in light of the limited nature of the review procedures applied. LaPorte is not subject to the liability provisions of Section 11 of the Securities Act of 1933 (the "Securities Act") for its report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statements prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act.

        The foregoing is qualified by reference to the Consent and the Awareness Letter which are filed as exhibits to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

  Not applicable.

  (b)
  Pro Forma Financial Information.

  Not applicable.

  (c)
  Exhibits.

  15.1
  Letter of LaPorte, Sehrt, Romig & Hand, A Professional Accounting Corporation, regarding unaudited interim financial information.

  23.1
  Consent of LaPorte, Sehrt, Romig & Hand, A Professional Accounting Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.
	By:	/s/ ROBERT F. SPEARS Robert F. Spears Vice President, General Counsel and Secretary
Date: June 25, 2003

INDEX TO EXHIBITS

Item Number	Exhibit
15.1	Letter of LaPorte, Sehrt, Romig & Hand, A Professional Accounting Corporation, regarding unaudited interim financial information.
23.1	Consent of LaPorte, Sehrt, Romig & Hand, A Professional Accounting Corporation.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS